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                                                                   EXHIBIT 23.01



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 2, 1996 included in Crescent Real Estate Equities, Inc.'s Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this Registration Statement.



/s/ ARTHUR ANDERSEN LLP

Dallas, Texas
October 4, 1996